Information Required in Proxy Statement

Reg. Section 240.14a-101.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

[] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

WHX CORP
(Name of Registrant as Specified In Its Charter)

TUSHAR N. PATEL AND BRUCE E. SMITH
-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the fling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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A LETTER TO PREFERRED STOCKHOLDERS
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 Registrant:
WHX Corporation
110 East 59th Street, 30th Floor
New York, NY 10022

Tushar N. Patel	Bruce E. Smith
428 East Desert Wind Drive	68 Covell Road
Phoenix, AZ 85048	Pomfret Center,CT. 06259

May 3rd, 2004

TO WHX CORPORATION’S SERIES A AND SERIES B PREFERRED STOCKHOLDERS:

You are cordially invited to attend a meeting to elect two Independent Preferred Stock Directors to represent your Series A or Series B Preferred shares on WHX Corporation’s Board of Directors.

We feel that it is important for you to vote in this election as the dividend on your Preferred shares continues not to be paid. The Preferred stockholders have had the right to elect two directors since April 1st, 2002, but to date no Preferred Stock directors have been elected. We feel it is important for the preferred stockholders to be represented on WHX Corp.’s Board of Directors. This meeting of Preferred Stockholders is called in accordance with the provisions of section 4(b) of the Certificates of Designation of Series A Convertible Preferred stock of WHX Corp. as further described in “Description of the Preferred Stock Voting Rights” in the enclosed Proxy Statement. The company has filed a form 8-K on March 25th 2004 announcing the record date of April 20th 2004 for preferred stockholders entitled to vote at this meeting.

The importance of your vote is described in the accompanying Notice and Proxy statement. The 2004 Annual General Meeting of Shareholders will be held on Wednesday June 2nd 2004 at the New York Marriott East Side starting at 11:00 AM local time. The Marriott is located at 525 Lexington Avenue, New York, NY, 10017. We hope that you can attend this Meeting.

However, whether or not you plan to attend, you may also cast your vote by signing and dating the enclosed proxy card and returning it promptly in the post paid envelope we have provided. Other options to cast your proxy are by telephone or by internet. Further details on using those methods are enclosed in the proxy statement.

Sincerely,

/s/ Tushar N. Patel	/s/ Bruce E. Smith
_____________________ Tushar N. Patel	____________________ Bruce E. Smith

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PROXY STATEMENT
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NOTICE OF A MEETING OF SERIES A AND SERIES B PREFERRED STOCKHOLDERS
June 2, 2004

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NOTICE IS HEREBY GIVEN that the Meeting of Preferred Stockholders of WHX Corporation will be held for the following purpose:

a) To elect two Independent Preferred Stock Directors to the Board of Directors of WHX Corporation.

Any holders of Series A and Series B Preferred Stock of record at the close of business on April 20th, 2004 are entitled to vote at the meeting. This meeting of Preferred Stockholders will be held at a time coinciding with WHX Corp.’s 2004 Annual Meeting.

Holders of Preferred Stock whose shares are registered directly on the books of the Company may vote by mailing the enclosed proxy card in the envelope provided. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. If your voting form does not reference Internet or telephone information, please complete and return the paper form in the enclosed postage paid envelope provided. The deadline for receiving the proxy votes via telephone, internet or mail is 11:59PM on Tuesday June 1, 2004.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED SO YOUR STOCK CAN BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PROXY STATEMENT. YOU MAY VOTE ON THE INTERNET AT http://www.proxyvote.com OR BY CALLING ADP INC. DIRECTLY AT 1-800-454-8683 AND SIMPLY REFERENCING YOUR CONTROL NUMBER THAT IS PRINTED ON THE ENCLOSED PROXY CARD.

The solicitation of the enclosed proxy is made by Mr. Tushar N. Patel, who has nominated himself, and Mr. Bruce E. Smith, who has nominated himself. Both Mr. Patel and Mr. Smith will bear the cost of the solicitation which is estimated to be about $10,000 in total, approximately $500 have been incurred to date. Mr. Patel and Mr. Smith have retained ADP Inc. to assist in the solicitation of proxies from banks, brokers and nominees.

The deadline for submitting preferred director nominations for WHX Corp. Board of Directors is at or before the Preferred Stockholder Meeting held at the WHX Corp. Annual Meeting on June 2, 2004.

Distribution of this Proxy Statement and related proxy soliciting materials to stockholders is scheduled to begin on or about May 3, 2004.

Only holders of record of the Series A and Series B Preferred Stock of the Corporation as of the close of business on April 20, 2004 are entitled to vote at Meeting. As of that date, there were 2,573,926 shares of Series A Preferred Stock outstanding and 2,949,000 shares of Series B Preferred stock outstanding. Each Series A and Series B Preferred share is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for a quorum at the Preferred Stockholder Meeting.

DESCRIPTION OF THE PREFERRED STOCK VOTING RIGHTS

The Certificates of Designation for each of the Series A Preferred Stock and the Series B Preferred Stock (the "Certificates of Designation")provide for voting rights upon the occurrence of certain events. Each of the Certificates of Designation provide that upon WHX Corp.'s failure to declare and pay six quarterly dividends, whether or not consecutive, the number of directors of WHX Corp. shall be increased by two and the holders of outstanding shares of the Series A Preferred Stock and the Series B Preferred Stock, voting together as a class, shall be entitled to elect such additional directors. The holders of the Series A Preferred Stock shall be entitled to vote and elect directors as provided in its Certificate of Designation until the full dividends accumulated on all outstanding shares of the Series A Preferred Stock have been declared and paid or set apart for payment and the holders of the Series B Preferred Stock shall be entitled to vote and elect directors as provided in its Certificate of Designation until the full dividends accumulated on all outstanding shares of the Series B Preferred Stock have been declared and paid or set apart for payment.

Pursuant to Section 4(d) of each of the Certificates of Designation of Series A and B Preferred stock, directors properly and validly elected at the Meeting to the Board of Directors of WHX Corp. shall serve until the earlier of (i) the next annual meeting of the stockholders of WHX Corp. and the election (by the holders of the Preferred Stock) and qualification of their respective successors and (ii) the date upon which all dividends in default on the shares of the Preferred Stock shall have been paid in full.

All shares of Preferred Stock have equal voting rights of one vote per share. Dividends on the Preferred Stock have not been paid since the dividend payment of October 1, 2000, and the regularly scheduled dividend payment that was due April 1, 2002 was the sixth dividend non-payment. Accordingly, the holders of Preferred Stock have the right to nominate and elect up to two directors to the Board of Directors. In connection with such right, we ask for your vote to elect us to represent you on the Company’s Board of Directors.

WHAT IS THE PURPOSE OF THE MEETING?

The Preferred Stockholder Meeting shall coincide with WHX Corp.'s Annual Meeting of its Common Stockholders. Holders of Preferred Stock shall be eligible to elect up to two directors to the Board of Directors of WHX Corp., as described herein. Mr. Tushar N. Patel and Mr. Bruce E. Smith, as stated, have nominated themselves to represent the interest of Preferred Shareholders on the Company’s Board of Directors. The Company has confirmed that for the election of directors by the holders of Preferred stock at the 2004 AGM, the Board of Directors of WHX Corp. will not take any position with respect to any potential Preferred Stock nominees, will not soliciting any proxies on behalf of any nominee and will not make any recommendation "For" or "Against" the election of any Preferred Stock nominee.

The two director nominees receiving a plurality of the votes cast during the meeting by the holders of Preferred Stock will be elected to the board of directors. Abstentions and broker non-votes count for quorum purposes; otherwise they have no impact in the election of directors. Broker non-votes occur when broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are entitled to vote on the election of directors.

ACTION TO BE TAKEN UNDER THE PROXY

Unless the giver of the proxy directs otherwise, the shares represented by the accompanying proxy will be voted (a) for the election of Mr. Tushar N. Patel for a one year term as Preferred Stock Director or until all dividends in arrears have been paid; (b) for the election of Mr. Bruce E. Smith for a one year term as Preferred Stock Director or until all dividends in arrears have been paid. In each case where the giver of a proxy has directed that the proxy be voted otherwise, it will be voted according to the direction given. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR election of Mr. Patel and Mr. Smith.

Mr. Patel and Mr. Smith will personally solicit proxies and will seek reimbursement of nomination and solicitation costs if elected without a need for a vote of the security holders. ADP Inc. is assisting in proxy solicitation by accepting proxies by mail, by internet and by telephone as instructed on the proxy card.

REVOCATION OF PROXY

Anyone who gives a proxy may still vote in person. The giver may revoke the proxy at any time before it has been exercised. In this event, written notice of revocation should be filed with ADP as the address and phone number listed within.

Shareholders may also revoke a proxy with a later-dated proxy.

SIGNATURES ON PROXIES IN CERTAIN CASES

If stock is registered in the name of two or more trustees or other persons, the proxy should be signed by each of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or administrator, whose title should follow the signature. If a stockholder is a corporation, the enclosed proxy should be signed by an executive officer, whose title should be indicated.

QUORUM

In order to elect two independent Preferred Stock Directors described herein, there must be a quorum of the holders of Preferred Stock. This means at least a majority of the outstanding shares of Preferred Stock as a single class eligible to vote must be represented at the Meeting, either by proxy or in person. If there is not a quorum of the holders of preferred Stock, no action may be conducted at the Meeting by the holders of Preferred Stock.

DIRECTOR COMPENSATION

Directors of the Company who are not employees of the Company or its Subsidiaries are entitled to receive compensation for serving as directors in the amount of $40,000 per annum and $1,000 per Board Meeting, $800 per Committee Meeting attended in person and $500 per telephonic meeting (other than the Stock Option Committee and the Audit Committee), and $1,000 per day of consultation and other services provided other than at meetings of the Board or Committees thereof, at the request of the Chairman of the Board.

PROPOSAL FOR ELECTION OF TWO PREFERRED STOCK DIRECTORS

NOMINEES FOR DIRECTORS

Tushar N. Patel, age 35, is an individual investor. He and his wife, Asha Patel, jointly own 50,000 shares of Series A Preferred stock 92,100 shares of Series B preferred stock and 100 shares of WHX common stock. All shares have been purchased within the last two years. Mr. Patel’s Preferred stock count may vary during this proxy process.

Mr. Patel holds a Bachelors degree in Engineering from the University of Birmingham, England and a Masters in Business Administration from University of Cambridge, England. Mr. Patel resides in Phoenix, Arizona. Mr. Patel currently works for I.B.M. Corp. in a senior technical advisory capacity, a role which he has continued to play since 1998. His current business address is 2929 North Central Avenue, Phoenix, AZ 85012.

Mr. Patel, with the exception of the named nominee Mr. Bruce Smith, has no prior arrangements with any other nominee or preferred shareholder concerning the Company or its securities. Mr. Patel has had no prior transactions or affiliations with the Company other than his beneficial ownership mentioned above. Mr. Patel presently does not serve on any other board of any public Corporation. Mr Patel has not been involved in any material litigation matters or criminal proceedings in the proceeding 10 years.

Bruce E. Smith, age 45, has been a private investor since 1986. Mr. Smith’s focus of investments has been primarily in the area of distressed investments and arbitrage trading strategies. Prior to 1986 Mr. Smith worked for Kidder, Peabody & Co. as an Account Representative for roughly 3 years. Before his work at Kidder, Peabody & Co. Mr. Smith was Assistant Secretary to the Alex. Brown Cash Reserve Fund for roughly one year. Mr. Smith earned an undergraduate degree in Finance from the University of Rhode Island. He resides in Pomfret, Connecticut.

Mr. Smith and his wife Donna presently are owners of 13,000 shares of the Series A preferred stock and 22,200 shares of the Series B preferred stock. Mr. Smith’s son Brian also is owner of 1,500 shares of the Series A preferred stock. All preferred shares have been purchased within the last two years. Mr. Smith’s preferred share count may vary during this proxy process. Mr. Smith presently does not serve on any other board of any public Corporation. Mr Smith has not been involved in any material litigation matters or criminal proceedings in the proceeding 10 years.

Mr. Smith, with the exception of the named nominee Mr. Tushar N. Patel, has no prior arrangements with any other nominee or preferred shareholder concerning the Company or its securities. Mr. Smith has had no prior transactions or affiliations with the Company other than his beneficial ownership mentioned above.

Both Mr. Patel and Mr. Smith, individually or jointly, are not beneficial owners of more than five percent of any class of the registrant’s voting securities as described under Section 13(d)(3) of the Exchange Act. Beneficial ownership, as required by item 6(d) of Schedule 14A, is listed in the WHX Corp’s DEF 14C filed on May 4th, 2004.

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THIS PROXY IS SOLICITED ON BEHALF OF
MR. TUSHAR PATEL AND MR. BRUCE SMITH
FOR
WHX CORPORATION

PROXY -- MEETING OF PREFERRED STOCKHOLDERS
JUNE 2, 2004

The undersigned, a Preferred class stockholder of WHX Corporation, a Delaware corporation (the "Company"), does hereby appoint Mr. Tushar Patel and Mr. Bruce Smith, proxies with full power of substitution, to vote for the undersigned at the 2004 meeting of WHX Corporation , and at any adjournments or postponements thereof, on the matters set forth in the proxy statement. The undersigned hereby directs this proxy to be voted in accordance with the instructions herein and grants no discretionary authority. If not marked otherwise, this proxy, properly executed, will be voted FOR election of Mr. Patel and Mr. Smith. Mr. Patel and Mr. Smith are not acting on behalf of WHX Corporation in soliciting this proxy.

I. ELECTION OF DIRECTORS:

Independent Nominees:
Mr. Tushar N. Patel
Mr. Bruce E. Smith

[ ] FOR Tushar N. Patel and Bruce E. Smith

[ ] WITHHOLD AUTHORITY for Tushar N. Patel and Bruce E. Smith

Instruction: To withhold authority to vote for election of
one of the above nominees, mark FOR above and cross out name(s)
of persons with respect to whom authority is withheld.

PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE ENVELOPE PROVIDED BY 11:59 PM ON TUESDAY JUNE 1, 2004. PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD INDICATE AS SUCH. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD SIGN.

SIGNATURE ________________________________ DATE ___________
PRINT NAME ________________________________
ADDRESS _____________________________________________________
___________________ ___________ __________________
ACCOUNT NO./SSN # OF SHARES TEL. NO./FAX NO.

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TO VOTE BY TELEPHONE
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It is fast, convenient and your vote is important.

Call Toll-Free on a Touch-Tone Phone, your vote will be immediately confirmed and posted.

Follow these 4 east steps:
1. Read the accompanying proxy statement.
2. Call the Toll-Free Number 1-800-454-8683
3. Enter your 12-digit Voter Control Number located on your Proxy Card above your name.
4. Follow the recorded instructions.

TO VOTE BY INTERNET
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It is fast, convenient and your vote is important.

1. Read the accompanying proxy statement.
2. Go to Web site http://www.proxyvote.com
3. Enter your 12-digit Voter Control Number located on your Proxy Card above your name.
4. Follow the instructions on the web site.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET. PROXIES VOTED BY TELEPHONE OR INTERNET MUST BE RECEIVED BY 11:59 P.M. ON TUESDAY JUNE 1, 2004.

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